UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 3, 2015
Ryder System, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Florida	1-4364	59-0739250
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

11690 NW 105th Street, Miami, Florida		33178
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(305) 500-3726

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02	Results of Operations and Financial Condition
On February 3, 2015, Ryder System, Inc. (the “Company”) issued a press release reporting its financial results for the fourth quarter and full year ended December 31, 2014. The Company also posted a presentation dated February 3, 2015 on its website entitled "Fourth Quarter 2014 Earnings & 2015 Forecast Conference Call" (the "Presentation"). A copy of the press release and the Presentation were previously filed as Exhibits to the Company's Current Report on Form 8-K dated February 3, 2015.
Slide number 43 in the Presentation as initially filed with the SEC, posted on the Company’s website, and made available to the investor conference call, incorrectly stated (1) the calculation of 2014 FMS Adjusted Return on Capital and (2) the calculation and amount of 2014 SCS Adjusted Return on Capital which was 11.5% (instead of the 15.9% reflected in the original Presentation). Neither the balance of the Presentation nor the oral presentation repeated the error. The slide has been corrected on the Company’s website and the corrected slide is attached as Exhibit 99.1 to this Current Report.

ITEM 9.01.	Financial Statements and Exhibits
(c) Exhibits

99.1	Revised slide 43 to Presentation dated February 3, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 3, 2015	RYDER SYSTEM, INC. (Registrant)
	By:	/s/ Art A. Garcia
Art A. Garcia, Executive Vice President and Chief Financial Officer